UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 1, 2022, we reported our financial results for the fourth quarter and year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Information.

On February 17, 2022, AMC Entertainment Holdings, Inc. (the “Company”) Board of Directors scheduled the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”) for June 16, 2022 at 2:00 p.m. Central Time at the Company’s Theatre Support Center located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211. The record date for the 2022 Annual Meeting will be April 22, 2022. The Company’s 2021 Annual Meeting was postponed until July 29, 2021 in order to allow additional time for stockholder voting and the solicitation of proxies. As disclosed in the proxy statement for the 2021 Annual Meeting, the Company is returning to a more normalized annual meeting schedule.

In the proxy statement for the 2021 Annual Meeting, the Company stated that because the date of the 2022 Annual Meeting was expected to change by more than 30 days from the anniversary date of the 2021 Annual Meeting, the Company disclosed a deadline for submission of stockholder proposals for inclusion in the proxy materials for the 2022 Annual Meeting (the "2022 Proxy") pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8"). The Company informed stockholders that to be considered for inclusion in the 2022 Proxy, stockholder proposals submitted under Rule 14a-8 must be in writing and received by the Corporate Secretary at the Company's principal offices at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, no later than 5:00 pm Central Time on December 31, 2021, which the Company determined to be a reasonable time before it expects to begin to print and send the 2022 Proxy.

In addition, because the date of the 2022 Annual Meeting is more than 30 days before the anniversary date of the 2021 Annual Meeting, in accordance with the advance notice provisions set forth in the Company's Bylaws, in order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination submitted by a stockholder to be considered timely, it must be received no earlier than 60 days prior to such annual meeting and not later than the close of business on the later of the 30th day prior to such annual meeting or the 10th day following the public announcement of the meeting date. Accordingly, in order for a stockholder proposal to be submitted outside of Rule 14a-8 of the Exchange Act or a director nomination submitted by a stockholder to be considered timely for the 2021 Annual Meeting, it must be received by the Corporate Secretary not earlier than April 15, 2022 and not later than May 17, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1	Earnings press release dated March 1, 2022.
104	Cover Page Interactive Data File – (embedded with the Inline XBRL document).

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 1, 2022	By:	/s/ Sean D. Goodman
Sean D. Goodman
Executive Vice President, Chief Financial Officer and Treasurer

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